Rule 497 Document

On behalf of PIMCO Government Money Market Fund, PIMCO Money Market Fund, PIMCO Treasury Money Market Fund, and PIMCO Inflation Response Multi-Asset Fund (the “Funds”), each a series of PIMCO Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the prospectus supplements filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(e) on May 22, 2013 (Accession No. 0001193125-13-231852), which are incorporated by reference into this Rule 497 Document.

Exhibit List

EX-101.INS      XBRL Instance Document

EX-101.SCH     XBRL Taxonomy Extension Schema Document

EX-101.DEF     XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB      XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE     XBRL Taxonomy Extension Presentation Linkbase Document